                      AIM VARIABLE INSURANCE FUNDS, INC.

                    AIM V.I. GLOBAL GROWTH AND INCOME FUND

                       Supplement dated March 13, 2000
                  to the Prospectus dated February 16, 2000

The following replaces in its entirety the section entitled "FUND MANAGEMENT - THE ADVISORS" on page 3 of the Prospectus:

         "THE ADVISORS

         A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management including the fund's investment decisions and the execution of securities transactions. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Asset Management Limited (the subadvisor) serves as the fund's subadvisor, and is located at 11 Devonshire Square, London, England EC2M4YR. The subadvisor is responsible for providing the advisor with economic and market research, securities analysis and investment recommendations with respect to the fund. Both entities are affiliated.

              At a meeting held on March 7, 2000, the Board of Directors, including a majority of the independent directors, approved the termination of the subadvisory agreement between the Advisor and the subadvisor, effective March 20, 2000. In approving such termination, the Board considered the nature and quality of services rendered and to be rendered by the Advisor and the Advisor's qualifications regarding its provision of the services previously provided by the subadvisor.

              The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives."